Exhibit 99.1

Conference Call and Webcast

Today, August 12, 2026 at 6:00 p.m. ET

(800) 715-9871 or +1 (646) 307-1963, conference ID 1613596 or

www.bbgi.com

Replay information provided below

CONTACT:
Heidi Raphael	Ilana Goldstein
Chief Communications Officer	Director, IR & Corp. Dev.
Beasley Broadcast Group, Inc.	Beasley Broadcast Group, Inc.
239/263-5000 or Heidi.raphael@bbgi.com	212/835-8500 or ilana@bbgi.com

BEASLEY BROADCAST GROUP REPORTS SECOND QUARTER REVENUE OF $44.1 MILLION

NAPLES, Florida, August 12, 2026 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (“Beasley” or the “Company”), a multi-platform media company, today announced operating results for the three-month period ended June 30, 2026. For further information, the Company has posted a presentation to its website regarding the first quarter highlights and accomplishments that management will review on today’s conference call.

Second Quarter Financial Highlights

In millions, except per share data	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2026	2025	2026
Net revenue	$53.0	$44.1	$101.9	$86.7
Operating income	2.9	1.3	0.9	9.0
Net income (loss)	(0.2)	84.3	(2.8)	87.5
Net income (loss) per diluted share	(0.09)	45.95	(1.59)	48.01
Adjusted EBITDA (non-GAAP)	$4.7	$5.3	$5.8	$4.9

Second Quarter 2026 Highlights

•
Revenue from new business accounted for 13% of net revenue
•
Local revenue, including digital packages sold locally, accounted for 74% of net revenue and grew 9% year-over-year
•
Digital revenue was $11.7 million, down 11.6% year-over-year and a 7.1% increase on a same-station basis
•
Digital revenue accounted for 26% of net revenue
•
Digital segment operating margin was 15.4%

On May 1st, we took significant steps to strengthen our balance sheet and improve financial flexibility. Through the completion of our second lien restructuring, repurchase of a portion of our first lien notes, establishment of a new asset-based lending facility, and the continued execution of our portfolio optimization strategy, we meaningfully improved our capital structure and liquidity position. These actions provide additional runway and flexibility as we continue executing our operating and deleveraging strategy. Through the exchange and repurchase of indebtedness, the Company reduced total outstanding debt by $95 million, including a 46% reduction in its second lien debt, resulting in a significant non-cash gain on extinguishment of debt that drove GAAP net income for the quarter. Beyond its accounting impact, the transaction materially lowers future cash interest expense, simplifies the Company's capital structure, and represents a meaningful step forward in Beasley's long-term strategy to improve free cash flow, reduce leverage, and create shareholder value.

Beasley Broadcast Group, 8/12/2026	page 2

Net revenue during the three months ended June 30, 2026 decreased 9.6% on a same-station basis to $44.1 million, reflecting continued weakness in the Company's traditional national and local agency advertising businesses. These declines were partially offset by strength in digital revenues, including 7.1% same-station growth in digital revenue, and stabilization in local direct spot revenues.

Operating expenses declined 13.2% year-over-year, reflecting the continued benefit of previously announced cost reduction initiatives and disciplined expense management across the organization. During the second quarter of 2026, the Company implemented approximately $10 million of additional annualized expense reductions, bringing total savings achieved over the trailing twelve months to roughly $30 million.

Station Operating Income totaled $5.3 million, representing an SOI margin of 12.1%. Corporate expenses, including $367,275 of expenses related to our debt restructuring which closed on May 1,2026, declined 37.3% year-over-year, reflecting impacts from cost actions taken over the trailing twelve month period.

Adjusted EBITDA was $5.3 million for the second quarter of 2026, compared to $4.7 million in the prior year period.

Please refer to the "Reconciliation of Net Income (Loss) to Adjusted EBITDA" table at the end of this release.

Commenting on the financial results, Caroline Beasley, Chief Executive Officer, said:

“While second quarter results continued to reflect pressure across portions of the traditional advertising marketplace, we are encouraged by the progress we're making in transforming Beasley into a more diversified, higher-margin media company. Our digital and local direct spot businesses continue to build momentum, our cost structure is significantly more efficient than it was a year ago, and we remain focused on improving the quality of our revenue. We believe these initiatives are creating a stronger operating foundation and positioning the Company for more consistent financial performance over the long term.”

“At the same time, we continue to execute against the financial priorities we established at the beginning of the year. We are operating with discipline, allocating capital thoughtfully, and taking deliberate actions to strengthen our balance sheet through debt reduction, portfolio optimization, and improved financial flexibility. These efforts, combined with our ongoing operational initiatives, are designed to improve cash flow generation and create long-term value for our shareholders.”

“Looking ahead, our strategy remains unchanged. We are focused on delivering sustainable revenue growth, expanding EBITDA through continued operating discipline and higher-margin revenue, and further reducing leverage over time. While the broader advertising environment remains dynamic, we believe the actions we are taking today are positioning Beasley to emerge as a stronger, more profitable, and more resilient company.”

Conference Call and Webcast Information

The Company will host a conference call and webcast today, August 12, 2026 at 6:00 p.m. ET to discuss its financial results and operations. To access the conference call, interested parties may dial (800) 715-9871 or +1 (646) 307-1963 conference ID 1613596 (domestic and international callers). Participants can also listen to a live webcast of the call at the Company’s website at www.bbgi.com. Please allow 15 minutes to register and download and install any necessary software. Following its completion, a replay of the webcast can be accessed for five days on the Company’s website, www.bbgi.com.

Questions from analysts, institutional investors and debt holders may be e-mailed to ir@bbgi.com at any time up until 4:00 p.m. ET on Wednesday, August 12, 2026. Management will answer as many questions as possible during the conference call and webcast (provided the questions are not addressed in their prepared remarks).

About Beasley Broadcast Group

The Company is a multi-platform media company whose primary business is operating radio stations throughout the United States. The Company offers local and national advertisers integrated marketing solutions across audio, digital and event platforms. The Company owns and operates 49 AM and FM stations in the following large- and mid-size markets in the United States: Augusta, GA, Boston, MA, Charlotte, NC, Detroit, MI, Fayetteville, NC, Las Vegas, NV, Middlesex, NJ,

Beasley Broadcast Group, 8/12/2026	page 3

Monmouth, NJ, Morristown, NJ, Philadelphia, PA, and Tampa-Saint Petersburg, FL. Approximately 18 million consumers listen to the Company’s radio stations weekly over-the-air, online and on smartphones and tablets, and millions regularly engage with the Company’s brands and personalities through digital platforms such as Facebook, X, text, apps and email. For more information, please visit www.bbgi.com.

For further information, or to receive future Beasley Broadcast Group news announcements via e-mail, please contact Beasley Broadcast Group, at 239-263-5000 or ir@bbgi.com.

Definitions

EBITDA is defined as net income (loss) before interest income or expense, income tax expense or benefit, depreciation, and amortization.

Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain, non-operating or other items that we believe are not indicative of the performance of our ongoing operations, such as impairment losses, other income or expense, one-time severance expense, stock-based compensation or equity in earnings of unconsolidated affiliates. See “Reconciliation of Net Loss to Adjusted EBITDA” for additional information.

Adjusted EBITDA is a measure widely used in the media industry. The Company recognizes that because Adjusted EBITDA is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that Adjusted EBITDA provides meaningful information to investors because it is an important measure of how effectively we operate our business and assists investors in comparing our operating performance with that of other media companies.

Same station revenue and same station operating expenses exclude revenue or operating expenses, as applicable, from all divestitures and other operations that were exited in the prior 12 months. These measures provide investors with a clearer view of core business performance by eliminating the impact of portfolio changes and enabling more meaningful year-over-year comparisons. By isolating the performance of continuing operations, same station results offer greater transparency into underlying trends, operational execution, and the effectiveness of strategic initiative.

New business revenue is defined as revenue from an advertiser that has not advertised in the prior 13 months before the start of the current quarter.

Note Regarding Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “looking ahead,” “intends,” “believes,” “expects,” “seek,” “will,” “should” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Key risks are described in the Company’s reports filed with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including:

•
our ability to comply with the continued listing standards of Nasdaq, remain listing on Nasdaq and make periodic filings with the SEC;
•
risks from health epidemics, natural disasters, terrorism, and other catastrophic events;
•
adverse effects of inflation;
•
external economic forces and conditions that could have a material adverse impact on our advertising revenues and results of operations;
•
the ability of our stations to compete effectively in their respective markets for advertising revenues;
•
our ability to develop compelling and differentiated digital content, products and services;
•
audience acceptance of our content, particularly our audio programs;

Beasley Broadcast Group, 8/12/2026	page 4

•
our ability to adapt or respond to changes in technology, standards and services that affect the audio industry;
•
our dependence on federally issued licenses subject to extensive federal regulation;
•
actions by the Federal Communications Commission (“FCC”) or new legislation affecting the audio industry;
•
increases in royalties we pay to copyright owners or the adoption of legislation requiring royalties to be paid to record labels and recording artists;
•
our dependence on selected market clusters of stations for a material portion of our net revenue;
•
credit risk on our accounts receivable;
•
impairment of our FCC licenses;
•
our substantial debt levels and the potential effect of restrictive debt covenants on our operational flexibility and ability to pay dividends;
•
the potential effects of hurricanes, extreme weather and other climate change conditions on our corporate offices and stations;
•
the failure or destruction of the internet, satellite systems and transmitter facilities that we depend upon to distribute our programming;
•
modifications or interruptions of our information technology infrastructure and information systems;
•
the loss of key executives and other key employees;
•
our ability to identify, consummate and integrate acquired businesses and stations;
•
our stock may be subject to immediate and substantial dilution and other risks related to our at the market offering program;
•
risks related to our ability to continue as a going concern for at least one year from the date of issuance of the financial statements included in this earnings release;
•
the fact that our Company is controlled by the Beasley family, which creates difficulties for any attempt to gain control of our Company; and
•
other economic, business, competitive, and regulatory factors, such as the ongoing U.S. government shutdown, affecting our businesses, including those set forth in our filings with the SEC.

Our actual performance and results could differ materially because of these factors and other factors discussed in our SEC filings, including but not limited to our annual reports on Form 10-K or quarterly reports on Form 10-Q, copies of which can be obtained from the SEC at www.sec.gov, or our website at www.bbgi.com. All information in this release is as of August 12, 2026, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations, except as required by law.

Beasley Broadcast Group, 8/12/2026	page 5

BEASLEY BROADCAST GROUP, INC.

Condensed Consolidated Statements of Net Income (Loss) - Unaudited

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2026	2025	2026
Net revenue	$52,999,711	$44,125,702	$101,912,176	$86,714,437
Operating expenses:
Operating expenses (including stock-based compensation and excluding depreciation and amortization shown separately below)	44,750,198	38,808,170	89,991,459	80,978,801
Corporate expenses (including stock-based compensation)	3,769,243	2,360,974	7,788,705	5,888,544
Depreciation and amortization	1,589,014	1,624,983	3,241,345	3,282,274
Gain on dispositions	—	—	(1,698,228)	(12,461,477)
Total operating expenses	50,108,455	42,794,127	99,323,281	77,688,142
Operating income	2,891,256	1,331,575	2,588,895	9,026,295
Non-operating income (expense):
Interest expense	(3,294,772)	(1,487,741)	(6,675,414)	(4,751,138)
Gain on debt restructure	—	91,785,121	—	91,785,121
Gain on repurchase of long-term debt	525,000	—	525,000	—
Other income (expense), net	75,887	78,729	(524,856)	161,645
Income (loss) before income taxes	197,371	91,707,684	(4,086,375)	96,221,923
Income tax expense (benefit)	283,990	7,299,839	(1,283,737)	8,628,207
Income (loss) before equity in earnings of unconsolidated affiliates	(86,619)	84,407,845	(2,802,638)	87,593,716
Equity in earnings of unconsolidated affiliates, net of tax	(67,556)	(114,415)	(41,358)	(85,496)
Net income (loss)	$(154,175)	$84,293,430	$(2,843,996)	$87,508,220
Basic net income (loss) per Class A and Class B common share	$(0.09)	$46.47	$(1.59)	$48.34
Diluted net income (loss) per Class A and Class B common share	$(0.09)	$45.95	$(1.59)	$48.01
Basic weighted-average common shares outstanding	1,794,754	1,814,006	1,793,399	1,810,145
Diluted weighted-average common shares outstanding	1,794,754	1,834,274	1,793,399	1,822,735

Selected Balance Sheet Data - Unaudited

(in thousands)

	December 31,	June 30,
	2025	2026
Cash and cash equivalents	$9,937	$6,698
Working capital	230	9,130
Total assets	299,288	279,597
Long-term debt, net of unamortized debt issuance costs	235,287	144,818
Stockholders' equity (deficit)	$(48,365)	$38,827

Selected Statement of Cash Flows Data – Unaudited

	Six months ended
	June 30,
	2025	2026
Net cash used in operating activities	$(419,923)	$(15,246,712)
Net cash provided by investing activities	1,373,169	17,865,256
Net cash used in financing activities	(1,002,042)	(5,857,736)
Net decrease in cash and cash equivalents	$(48,796)	$(3,239,192)

Beasley Broadcast Group, 8/12/2026	page 6

Reconciliation of Net Income (Loss) to Adjusted EBITDA – Unaudited

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2026	2025	2026
Net income (loss)	$(154,175)	$84,293,430	$(2,843,996)	$87,508,220
Interest expense	3,294,772	1,487,741	6,675,414	4,751,138
Income tax expense (benefit)	283,990	7,299,839	(1,283,737)	8,628,207
Depreciation and amortization	1,589,014	1,624,983	3,241,345	3,282,274
EBITDA	5,013,601	94,705,993	5,789,026	104,169,839
Severance expenses	149,643	1,904,893	1,039,113	2,063,563
Non-recurring expenses	—	367,275	494,961	2,891,873
Stock-based compensation expenses	76,609	53,319	175,228	104,107
Gain on dispositions	—	—	(1,698,228)	(12,461,477)
Gain on debt restructure	—	(91,785,121)	—	(91,785,121)
Gain on repurchase of long-term debt	(525,000)	—	(525,000)	—
Other (income) expense, net	(75,887)	(78,729)	524,856	(161,645)
Equity in earnings of unconsolidated affiliates, net of tax	67,556	114,415	41,358	85,496
Adjusted EBITDA	$4,706,522	$5,282,045	$5,841,314	$4,906,635

Calculation of Same Station Net Revenue and Operating Expenses – Unaudited

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2026	2025	2026
Net revenue	$52,999,711	$44,125,702	$101,912,176	$86,714,437
Fort Myers	(1,964,133)	808	(3,853,572)	(299,007)
Tampa (WPBB-FM)	(357,369)	—	(646,215)	—
Digital Direct	(1,890,898)	—	(3,597,531)	—
Same station net revenue	$48,787,311	$44,126,510	$93,814,858	$86,415,430

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2026	2025	2026
Operating expenses	$44,750,198	$38,808,170	$89,991,459	$80,978,801
Fort Myers	(1,573,346)	(43,110)	(3,250,632)	(1,280,533)
Tampa (WPBB-FM)	(256,629)	—	(498,868)	—
Digital Direct	(2,044,752)	—	(4,014,535)	—
Same station operating expenses	$40,875,471	$38,765,060	$82,227,424	$79,698,268

Calculation of Same Station Audio Net Revenue and Audio Operating Expenses – Unaudited

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2026	2025	2026
Audio net revenue	$39,818,870	$32,470,043	$77,972,240	$64,354,495
Fort Myers	(1,561,217)	808	(3,067,205)	(225,659)
Tampa (WPBB-FM)	(357,369)	—	(646,215)	—
Same station audio net revenue	$37,900,284	$32,470,851	$74,258,820	$64,128,836

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2026	2025	2026
Audio operating expenses	$35,095,319	$28,950,275	$71,490,295	$9,857,895
Fort Myers	(1,293,770)	(36,567)	(2,762,771)	(1,044,102)
Tampa (WPBB-FM)	(256,629)	—	(498,868)	—
Same station audio operating expenses	$33,544,920	$28,913,708	$68,228,656	$8,813,793

Calculation of Same Station Digital Net Revenue and Digital Operating Expenses – Unaudited

Beasley Broadcast Group, 8/12/2026	page 7

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2026	2025	2026
Digital net revenue	$13,180,481	$11,655,659	$23,939,936	$22,359,942
Fort Myers	(402,916)	—	(786,367)	(73,348)
Digital Direct	(1,890,898)	—	(3,597,531)	—
Same station digital net revenue	$10,886,667	$11,655,659	$19,556,038	$22,286,594

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2026	2025	2026
Digital operating expenses	$9,654,879	$9,857,895	$18,501,164	$18,901,609
Fort Myers	(279,576)	(6,543)	(487,861)	(236,431)
Digital Direct	(2,044,752)	—	(4,014,535)	—
Same station digital operating expenses	$7,330,551	$9,851,352	$13,998,768	$18,665,178